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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): November 17, 1997


                   SOURCE ONE MORTGAGE SERVICES CORPORATION
           (Exact Name of Registrant as Specified in its Charter)



             Delaware                    1-12898                 38-2011419
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
        of Incorporation)                                    Identification No.)


         27555 Farmington Road, Farmington Hills, Michigan 48334-3357
             (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code: (248) 488-7000


                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS.

       (a) Financial Statements of Business Acquired. Not applicable.

       (b)  Pro Forma Financial Information.  Not applicable.

       (c)  Exhibits.


    Item 601
 Regulation S-K
Exhibit Reference
     Number        Exhibit Description
-----------------  -------------------

     10 (a) Third Amended and Restated Revolving Credit Agreement dated as of July 25, 1997 by and among Source One Mortgage
                   Services Corporation, The Mortgage Authority, Inc. and
                   Central Pacific Mortgage Company (subsidiaries of Source One
                   Mortgage Services Corporation), and The First National Bank of Chicago, individually and as Administrative Agent and Certain Other Lenders.

        (b)        Third Amended and Restated Security and Collateral Agency
                   Agreement dated as of July 25, 1997 by and among Source
                   One Mortgage Services Corporation, The Mortgage Authority,
                   Inc. and Central Pacific Mortgage Company (subsidiaries of
                   Source One Mortgage Services Corporation), The First
                   National Bank of Chicago (in its capacity as administrative agent for the lenders) and National City Bank, Kentucky, as collateral agent.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SOURCE ONE MORTGAGE
                                SERVICES CORPORATION



  Date: November 17, 1997       By: /s/ Michael C. Allemarg
                                   -----------------------------
                                       Michael C. Allemarg
                                       Executive Vice President
                                       (Chief Financial Officer)








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                              INDEX TO EXHIBITS



EXHIBIT NO.             Description
-----------             -----------------------
 10(a)                  Third Amended and Restated Revolving Credit Agreement
                        dated as of July 25, 1997 by and among Source One
                        Mortgage Services Corporation, The Mortgage Authority,
                        Inc. and Central Pacific Mortgage Company (subsidiaries
                        of Source One Mortgage Services Corporation), and The
                        First National Bank of Chicago, individually and as
                        Administrative Agent and Certain Other Lenders.
 10(b)                  Third Amended and Restated Security and Collateral
                        Agency Agreement dated as of July 25, 1997 by and among
                        Source One Mortgage Services Corporation, The Mortgage
                        Authority, Inc. and Central Pacific Mortgage Company
                        (subsidiaries of Source One Mortgage Services
                        Corporation), The First National Bank of Chicago (in
                        its capacity as administrative agent for the lenders)
                        and National City Bank, Kentucky, as collateral agent.